SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2005



                             THE ART BOUTIQUE, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Wyoming                            000-32099                   83-0269496
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

Rooms 1203-8, 12 Floor, Hang Seng Bldg. 77 Des Voeux Road Central, l Hong Kong
------------------------------------------------------------------------------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   None
                                                      ----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The Company has engaged Top Harmony Holdings Limited ("Placement Agent") to act as the Company's Placement Agent pursuant to an engagement letter ("Engagement Letter") dated 18th May 2005 signed by the placement Agent and accepted by the Company. Under the terms of the Engagement Letter the Placement Agent has agreed to seek to complete, on a best efforts basis, a subscription or subscrip-tions (each a "Subscription") by investor(s) of up to 10,000,000 new shares of the Company's common stock in aggregate at the subscription price per share of at least $0.05.

In the event where a Subscription involving the Company and an investor is completed at any time during the period of engagement under the Engagement Letter, which runs from 18th May 2005 until the expiry of 3 months thereafter, the Company shall pay to the Placement Agent a fee equivalent to 15% of the gross cash proceeds received by the Company pursuant to such Subscription. The Company has further agreed to indemnify the Placement AGent and other persons related to the Placement Agent with respect to certain losses, claims, damages, or liabilities as set out under the Engagement Letter.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


                       Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


                     Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None


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

Item 3.03 Material Modification to Rights of Security Holders

        None


      Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


                 Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

                             Section 6 - [Reserved]


                           Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


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

                            Section 8 - Other Events

Item 8.01 Other Events

        None


                 Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  None




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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2005                  THE ART BOUTIQUE, INC.



                                    By: /s/ Tsoi Mow Hung
                                        ----------------------------------------
                                        Tsoi Mow Hung, President/CEO












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